Transamerica BlackRock iShares Active Asset Allocation – Conservative VP
Summary Prospectus May 1, 2023

Class	Initial & Service (No Ticker)
This summary prospectus is designed to provide shareholders with key portfolio information in a clear and concise format. Before you invest, you may want to review the portfolio's prospectus, which contains more information about the portfolio and its risks. You can find the portfolio's prospectus and other information about the portfolio, including the portfolio's statement of additional information and most recent reports to shareholders, online at www.transamericaseriestrust.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The portfolio's prospectus and statement of additional information, dated May 1, 2023, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the portfolio's annual report to shareholders, dated December 31, 2022, are incorporated by reference into this summary prospectus.
Investment Objective: Seeks current income and preservation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.50%	0.50%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Acquired fund fees and expenses[1]	0.12%	0.12%
Total annual fund operating expenses	0.66%	0.91%
Fee waiver and/or expense reimbursement[2]	0.05%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.61%	0.86%
1
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
2
The portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by BlackRock Investment Management, LLC (“BlackRock” ), the portfolio's sub-adviser. BlackRock has voluntarily agreed to waive its sub-advisory fees for so long as BlackRock is the sub-adviser to the portfolio and the portfolio invests all or substantially all of its assets in underlying exchange-traded funds sponsored or advised by BlackRock or its affilitates. Amounts shown as waived by TAM under this contractual arrangement are not subject to recapture by TAM.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. The Example reflects applicable waivers and/or reimbursements for the duration of such arrangement(s). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$62	$206	$363	$818
Service Class	$88	$285	$499	$1,115
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 145% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange-traded funds (“ETFs”) advised by an affiliate of the sub-adviser.
The portfolio’s target allocation for long-term investments (the “Strategic Asset Allocation”) is approximately 35% in equity ETFs and approximately 65% in fixed-income ETFs that are not money market funds (“fixed-income ETFs”). The portfolio’s sub-adviser may periodically adjust the portfolio’s asset class allocations in accordance with its investment process and in an effort to appropriately position the portfolio to changing market environments. The sub-adviser may also allow the relative weighting of the portfolio’s investments within asset classes to vary from its Strategic Asset Allocation in response to market conditions, and may from time to time make tactical increases or decreases to the portfolio’s investment in a particular asset class beyond the Strategic Asset

Allocation based on a broad range of market and economic trends and quantitative factors, such as market pricing and economic growth, inflation and policy data.
The portfolio’s equity exposure will generally range from 20% to 50% of its net assets under periods of normal market conditions.
The sub-adviser will seek to manage the portfolio’s volatility in an effort to stabilize performance. The sub-adviser will monitor the expected volatility of the portfolio on a daily basis. The sub-adviser will apply a volatility control framework that may cause the sub-adviser to respond to periods of higher than expected volatility by deviating from the Strategic Asset Allocation, allocating away from riskier asset classes such as equities, and increasing the portfolio’s exposure to cash and defensive assets in order to attempt to reduce volatility within the portfolio. Under this framework, if the sub-adviser’s risk forecast exceeds the portfolio’s volatility ceiling of 7%, the sub-adviser will normally allocate the portfolio’s assets away from riskier asset classes and to defensive assets in an effort to remain at or below the volatility ceiling. The sub-adviser expects to allocate back to riskier assets away from defensive assets as volatility normalizes. The strategy is intended to result in lower volatility of the portfolio’s net asset value under negative market conditions.
The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity (including emerging markets) indexes. The underlying fixed-income ETFs include ETFs that are based on broad, short, intermediate and long-term fixed-income indexes, as well as high yield (commonly known as “junk bonds”) and floating rate bond indexes. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
The portfolio’s net asset value will fluctuate, and the fluctuations may be sizable.
The portfolio may also invest in short-term defensive instruments (including Treasury bills, repurchase agreements, money market funds and cash).
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying ETFs may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect. The available underlying ETFs selected by the sub-adviser may underperform the market or similar portfolios.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Underlying Exchange-Traded Funds – Because the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Managed Risk Strategy – The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the portfolio’s ability to participate in up markets, may cause the portfolio to underperform its benchmark in up markets, may increase transaction costs at the portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the portfolio’s equity exposure, causing the portfolio to forgo gains from the market rebound. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Tactical and Strategic Asset Allocation – The portfolio’s tactical asset allocation strategy involves making short-term adjustments to the portfolio’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The portfolio’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Allocation  Conflicts – The sub-adviser is subject to conflicts of interest in the selection and allocation of the portfolio’s assets among underlying ETFs. An affiliate of the sub-adviser serves as adviser to the underlying ETFs in which the portfolio invests. The sub-adviser and/or its affiliates will receive more revenue when the sub-adviser selects an underlying ETF advised by its affiliate for inclusion in the portfolio.
Asset Class Variation – The underlying ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying ETFs at any given time, and the percentage of the portfolio's assets invested in various underlying ETFs, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the portfolio's performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
Prior to November 1, 2021, the portfolio was named Transamerica QS Investors Active Asset Allocation – Conservative VP, had a different sub-adviser and used different investment strategies. The performance set forth from July 1, 2015 to October 31, 2021 is attributable to that previous sub-adviser.
Prior to July 1, 2015, the portfolio was named Transamerica Aegon Active Asset Allocation - Conservative VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	7.25%
Worst Quarter:	6/30/2022	-7.68%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-15.06%	0.89%	2.77%	5/1/2011
Service Class	-15.29%	0.63%	2.51%	5/1/2011
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	-19.21%	8.79%	12.13%
Transamerica BlackRock iShares Active Asset Allocation – Conservative VP Blended Benchmark[2] (reflects no deduction for fees, expenses or taxes)	-14.49%	2.74%	4.36%
1
“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
2
The Transamerica BlackRock iShares Active Asset Allocation – Conservative VP Blended Benchmark consists of the following: S&P 500® Index, 20%; MSCI EAFE Index, 11%; Russell 2000® Index1, 4%; Bloomberg US Aggregate Bond Index, 47%; and Bloomberg U.S. 7-10 Year Treasury Index, 18%. Prior to November 1, 2021, the Blended Benchmark consisted of the following: Bloomberg US Aggregate Bond Index, 65%; Russell 3000® Index1, 25%; and FTSE All-World Index ex-U.S., 10%.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Investment Management, LLC Portfolio Managers:
Philip Green	Portfolio Manager	since November 2021
Michael Pensky, CFA	Portfolio Manager	since November 2021
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
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